EXHIBIT 99.3

VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY WILDON PRODUCTIONS INC.)

PRO-FORMA FINANCIAL STATEMENTS

The accompanying amended unaudited pro forma consolidated financial statements of Visual Management Systems, Inc. and subsidiaries (formerly Wildon Productions Inc.) (the “Company”) give effect to the (a) merger (the “Merger”) of the Company’s wholly-owned subsidiary, VMS Acquisition Corp., with and into Visual Management Systems Holding, Inc., a New Jersey Corporation (“VMS”) and (b) 1-for-7 reverse split (the “Reverse Split”) of the Company’s common stock, $.01 par value (the “Common Stock”), which became effective on July 17, 2007 as if such transactions had occurred on May 31, 2007 for balance sheet data and March 1, 2006 for Statement of Operations Data.

In connection with the Merger, the Company acquired 100% of the issued and outstanding capital stock of VMS in exchange for 5,218,000 shares of the Company’s Common Stock, and certain holders of Common Stock agreed to cancel 476,429 shares (after giving effect to the Reverse Split) of Common Stock at the time of the Merger.  Under the terms of the Merger Agreement, each share of VMS Common Stock outstanding prior to the Merger (10,436,000 shares) was converted into .50 shares of Common Stock at the time of the Merger.  As a result, VMS’ former stockholders became the majority shareholders of the Company and VMS became a wholly-owned subsidiary of the Company.

The acquisition of VMS by the Company has been accounted for as a reverse merger because on a post-merger basis, the former VMS shareholders hold a majority of the outstanding shares of the Company’s Common Stock.  As a result, VMS was deemed to be the acquirer for accounting purposes.

In April 2008, in conjunction with the audit of the Company’s financial statements for the year ended December 31, 2007, the Company’s management, after discussions with the Company’s independent registered public accounting firm, determined that its previously issued pro forma financial statements for the periods identified above failed to properly record the impact of inter-company transactions on revenue, cost of revenue, and inventory.  In addition, changes were made to properly reflect the impacts on customer deposits and accounts receivable for amounts billed to customers but not yet earned as revenue.  Finally, the identified pro forma statements were modified to properly reflect the impact of the Company’s reverse merger transaction on the equity section of the Company’s balance sheet.

In the opinion of the Company’s management, the accompanying amended unaudited pro forma consolidated balance sheet and amended unaudited pro forma statement of loss include all adjustments necessary for the fair presentation of the transactions in accordance with the requirements of the Securities Exchange Commission.  The accompanying amended unaudited pro forma consolidated financial statements are prepared for illustrative purposes only and may not be indicative of the financial position or operating results that would have occurred if the transactions had been completed on March 1, 2006.  Furthermore, the reported unaudited pro forma consolidated statement of loss is not necessarily indicative of the operating results that may be obtained by the Company on an annual basis.

VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES
(FORMERLY WILDON PRODUCTIONS INC.)

PRO-FORMA STATEMENT OF OPERATIONS

FOR THE 3 MONTHS ENDED MAY 31, 2007

	Visual Management Systems, Inc. (formerly Wildon Productions Inc.)	Visual Management Systems Holding, Inc. and Subsidiaries	Eliminations	Pro-Forma Combined

Revenues	$-	1,459,355		1,459,355

Cost of revenues	-	788,512		788,512

Gross margin	-	670,843		670,843

Operating expenses	40,094	1,610,726	-40,094	1,610,726

Loss from operations	-40,094	-939,883	40,094	-939,883

Other (income) expenses
Debt conversion expense	-	-		-
Interest income	-	-47		-47
Interest expense	-	145,374		145,374
Miscellaneous (income) expense	-	-		-
	-	145,327	-	145,327

Provision for taxes		2,933		2,933

Net loss	$-40,094	-1,088,143	40,094	-1,088,143

VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES
(FORMERLY WILDON PRODUCTIONS INC.)

PRO-FORMA STATEMENT OF OPERATIONS

FOR THE 12 MONTHS ENDED FEBRUARY 28, 2007

	Visual Management Systems, Inc. (formerly Wildon Productions Inc.)	Visual Management Systems Holding, Inc. and Subsidiaries	Eliminations	Pro Forma Combined

Revenues - net	-	4,664,694	-	4,664,694

Cost of revenues	-	2,394,650	-	2,394,650

Gross margin	-	2,270,044	-	2,270,044

Operating expenses	78,979	4,285,187	-78,979	4,285,187

Loss from operations	-78,979	-2,015,142	78,979	-2,015,142

Other (income) expenses
Debt conversion expense		855,034	-	855,034
Interest income		(1,604)	-	-1,604
Interest expense		59,303	-	59,303
Miscellaneous (income) expense		1,108	-	1,108
	-	913,842	-	913,842

Provision for taxes		182	-	182

Net loss	$-78,979	-2,929,166	78,979	-2,929,166

VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES
(FORMERLY WILDON PRODUCTIONS INC.)
PRO-FORMA CONSOLIDATING BALANCE SHEET
31-May-07

	Visual Management Systems, Inc. (Formerly Wildon Productions Inc.)	Visual Management Systems Holding, Inc. and Subsidiaries	Pro Forma Adjustments	Pro Forma Combined
Assets

Current Assets
Cash	14,864		-	14,864
Accounts Receivable	-	370,163	-	370,163
Intercompany Receivable	-	-	-	-
Inventory	-	356,670	-	356,670
Prepaid Expenses	-	27,277	-	27,277
	14,864	754,109	-	768,973

Property and Equipment - net	-	355,955	-	355,955
Equipment Under Capital Leases - net	-		-	-
Deposits	-	106,132	-	106,132
Intangibles - net	-	35,123	-	35,123

Total Assets	14,864	1,251,320		1,266,184
Liabilities and Stockholders' Deficit

Current Liabilities
Bank Overdraft	-	64,551		64,551
Accounts Payable	4,120	1,011,375	-	1,015,495
Interco Payable	-	-	-	-
Accrued Expenses	21,012	330,919	-	351,931
Customer Deposits	-	166,849	-	166,849
Sales Tax Payable	-	52,225	-	52,225
Current Portion of Long-Term Debt	-	78,997	-	78,997
Current Portion of Obligations Under	-	-	-	-
Capital Leases
	25,132	1,704,916	-	1,730,048

Convertible Debt		125,000		125,000
Long-Term Debt - net of current portion	-	252,992		252,992
Obligations Under Capital Leases - net of current	-	22,995		22,995
portion				-
Loans Payable Stockholders	-	4,622		4,622
				-
Stockholders Deficit				-
Common Stock	2,035	37,142	-2,035	37,142
Additional Paid-In Capital	111,965	4,112,690	-122,233	4,102,422
Treasury Stock	-	-150,000		-150,000
Accumulated Deficit	-124,268	-4,859,037	124,268	-4,859,037
	-10,268	-859,205	-	-869,473

	14,864	1,251,320	-	1,266,184

VISUAL MANAGEMENT SYSTEMS, INC. AND SUBSIDIARIES
(FORMERLY WILDON PRODUCTIONS INC.)
PRO-FORMA CONSOLIDATING BALANCE SHEET
28-Feb-07

	Visual Management Systems, Inc. (Formerly Wildon Productions Inc.)	Visual Management Systems Holding, Inc. and Subsidiaries	Pro Forma Adjustments	Pro Forma Combined
Assets

Current Assets
Cash	49,791	60,204		109,995
Accounts Receivable	-	227,405		227,405
Intercompany Receivable	-			-
Inventory	-	301,323		301,323
Prepaid Expenses	285	8,894		9,179
	50,076	597,826	-	647,902

Property and Equipment - net	-	323,889	-	323,889
Equipment Under Capital Leases - net	-		-	-
Deposits	-	75,299	-	4,338
Intangibles - net	-	4,338	-	75,299

Total Assets	50,076	1,001,352	-	1,051,428
Liabilities and Stockholders' Deficit

Current Liabilities
Bank Overdraft	-	-		-
Accounts Payable		731,817	-	731,817
Interco Payable	-		-	-
Accrued Expenses	20,700	272,387	-	293,087
Customer Deposits	-	146,004	-	146,004
Sales Tax Payable	-	35,197	-	35,197
Current Portion of Long-Term Debt	-	75,719	-	75,719
Current Portion of Obligations Under
Capital Leases	-	-	-	-
	20,700	1,261,124	-	1,281,824

Convertible Debt		-		-
Long-Term Debt - net of current portion	-	282,054		282,054
Obligations Under Capital Leases - net of current	-	28,832		28,832
portion				-
Loans Payable Stockholders	-	6,000		6,000
				-
Stockholders Deficit				-
Common Stock	14,250	28,777	-14,250	28,777
Additional Paid-In Capital	105,400	3,315,460	-76,024	3,344,836
Treasury Stock	-	(150,000)		-150,000
Accumulated Deficit	-90,274	-3,770,895	90,274	-3,770,895
	29,376	-576,658	-	-547,282

	50,076	1,001,352	-	1,051,428